SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.   20549


FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report          September 15, 1996

 PBT MASTER CREDIT CARD TRUST SERIES B
(Exact name of registrant as specified in Department of the Treasury, Internal Revenue Service Form SS-4)

THE PRUDENTIAL BANK AND TRUST COMPANY
(Servicer of the Trust)
(Exact name as specified in Servicer's charter)

	Georgia			33-47311			58-0513395
(State or other juris-	(Commission File Number	(IRS Employer
diction of incorporation	of Registrant)		Identification
of Master Servicer)						Number of
									Registrant)


One Ravinia Drive,   Suite 1000,   Atlanta, Georgia  30346
(Address of principal executive offices of                   (Zip Code)
Master Servicer)

Servicer's telephone number, including area code   770-604-7033







Item 5.	Other Events.

		On or about September 15, 1996, principal and interest in accordance with the Pooling and Servicing Agreement dated as of June 1, 1992 (the "Agreement"), among The Prudential Bank and Trust Company, as trustee (the "Trustee"), were distributed to holders
("Certificateholders") of the 6.25% Credit Card Receivables
 Certificates evidencing undivided fractional interests in PBT
 Master Credit Card Trust in accordance with the Agreement.
 A copy of the monthly Certificateholders' Statement, as defined in the Agreement, was furnished to each Certificateholder in accordance with the Agreement. A copy of the Monthly
Certificateholders' Statement is being filed as Exhibit 99 to this Current Report on Form 8-K.

Item 7(c).	Exhibits

   Exhibit No.
	99	Monthly Certificateholders Statement with respect to
	the September 15, 1996 distribution.



SIGNATURES


	Pursuant to the requirements of the Securities Exchange
 Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Date:	September 15, 1996

	PBT MASTER CREDIT CARD TRUST SERIES B
	By: THE PRUDENTIAL BANK AND TRUST COMPANY, as Servicer


	by:
		Name:   Richard C. Keene
		Title:	   Vice President



INDEX TO EXHIBITS

Exhibit No.				Description		Page

99			Monthly Certificateholders 		1
			Statement with respect to the
			September 15, 1996 distribution.